U.S. Securities and Exchange Commission
                             Washington, D.C. 20549

                                   Form 8-K/A
                                Amendment No. 1


                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (date of earliest event reported): March 20, 2000

                         Commission file number 0-26013


                       MULTI-LINK TELECOMMUNICATIONS, INC.
                       ----------------------------------
                      (Exact name of small business issuer
                          as specified in its charter)


         Colorado                                         84-1334687
 ------------------------------                 -------------------------------
(State or other jurisdiction of                (IRS Employer Identification No.)
 incorporation or organization)


                 4704 Harlan Street, Suite 420, Denver, CO 80212
                 -----------------------------------------------
                    (Address of principal executive offices)


                                 (303) 831-1977
                            -------------------------
                           (Issuer's telephone number)


                                 Not Applicable
               ---------------------------------------------------
              (Former name, former address, and former fiscal year,
                          if changed since last report)

     This Form 8-K/A amends and supplements a filing by Multi-Link Telecommunications, Inc. ("Multi-Link" or "Registrant") on Form 8-K, dated January 20, 2000, pursuant to which Registrant reported the acquisition of substantially all of the assets of One Touch Communications, Inc., a Georgia corporation, by One Touch Communications, Inc., a Colorado corporation and wholly owned subsidiary of Multi-Link. Such Form 8-K is hereby amended by changing Item 7 thereof to read as follows, and filing herewith the attached financial statements and information.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a) Financial Statements of Business Acquired.

     The following financial statements of the business acquired are filed herewith:

          Audited financial statements of One Touch Communications, Inc., for the twelve-month periods ended December 31, 1998 and December 31, 1999.

     (b) Pro Forma Financial Information.

     The following pro forma financial statements of the Registrant are filed herewith:

          Unaudited pro forma combining, condensed balance sheet of Multi-Link Telecommunications, Inc. as at September 30, 1999, Hellyer
          Communications, Inc. as at October 31, 1999 and One Touch Communications, Inc., as at December 31, 1999.

          Unaudited pro forma combining, condensed statement of operations of Multi-Link Telecommunications, Inc. for the year ended September 30, 1999, Hellyer Communications, Inc. for the year ended October 31, 1999, and One Touch Communications, Inc., for the year ended December 31, 1999.

     (c) Exhibits.

          10.19 Agreement for Sale and Purchase of Assets dated December 22, 1999, by and among One Touch Communications, Inc., Eric C. Beguelin, David G. Webster, Multi-Link Telecommunications,
                 Inc., and One Touch Communications, Inc., a Colorado corporation and wholly owned subsidiary of Multi-Link (without exhibits).*

          98.1 Press Release. **

* Incorporated by reference from Exhibit 10.19 contained in the Company's Annual Report on Form 10-KSB filed December 28, 1999.

** Filed with the Form 8-K on January 20, 2000.



                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    MULTI-LINK TELECOMMUNICATIONS, INC.
Date:  March 20, 2000               By: /s/ David J. Cutler
                                        ----------------------------------------
                                        David J. Cutler, Chief Financial Officer

                         ONE TOUCH COMMUNICATIONS, INC.

                              Financial Statements

                           December 31, 1999 and 1998
                                      with
                          Independent Auditors' Report

                                TABLE OF CONTENTS


                                                                            Page
                                                                            ----

Independent Auditors' Report............................................       5

Balance Sheets..........................................................       6

Statements of Income....................................................       7

Statements of Changes in Stockholders' Equity...........................       8

Statements of Cash Flows................................................       9

Notes to Financial Statements...........................................      10

                          INDEPENDENT AUDITORS' REPORT




To the Board of Directors
One Touch Communications, Inc.

     We have audited the accompanying balance sheets of One Touch Communications, Inc. (an S Corporation) at December 31, 1999 and 1998, and the related statements of income, changes in stockholders' equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of One Touch Communications, Inc. as of December 31, 1999 and 1998, and the results of its operations and cash flows for the years then ended in conformity with generally accepted accounting principles.



                                        /s/ Gifford, Hillegass & Ingwersen, P.C.
                                        GIFFORD, HILLEGASS & INGWERSEN, P.C.


Atlanta, Georgia
February 22, 2000


                         ONE TOUCH COMMUNICATIONS, INC.
                                 BALANCE SHEETS
                           December 31, 1999 and 1998


                                                                                      1999                  1998
                                                                                      ----                  ----
                                     ASSETS
Current assets
         Cash .................................................................   $   6,735             $   5,125
         Accounts receivable ..................................................      40,651                45,960
         Advances to shareholder ..............................................           0                20,773
         Other current assets .................................................       3,625                16,877
                                                                                  ---------             ---------

         Total current assets .................................................      51,011                88,735

Property and equipment, net (Notes C, D and F) ................................     173,693               279,133

Other assets
         Lease deposits .......................................................      14,164                 4,237
                                                                                  ---------             ---------

         TOTAL ASSETS .........................................................   $ 238,868             $ 372,105
                                                                                  =========             =========


                      LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities
         Accounts payable and accrued expenses ................................   $   2,929              $ 12,100
         Notes payable (Note D) ...............................................           0                29,750
         Current portion of capital lease obligations (Note F) ................      44,117                42,900
                                                                                  ---------             ---------

         Total current liabilities ............................................      47,046                84,750

Capital lease obligations, less current portion (Note F) ......................      62,203                95,163

Stockholders' equity
         Class A common stock,  voting,  $1 par value
         10,000 shares  authorized, 9,000 shares issued
              and outstanding .................................................       9,000                 9,000
         Class B common stock, nonvoting, $1 par value
              10,000 shares authorized, 1,000 shares issued ...................       1,000                 1,000
         Additional paid-in capital ...........................................       7,200                 7,200
         Retained earnings ....................................................     112,619               175,192
         Treasury stock, 1,000 shares Class B, at cost ........................        (200)                 (200)
                                                                                  ---------             ---------

         Total stockholders' equity ...........................................     129,619               192,192
                                                                                  ---------             ---------

         TOTAL LIABILITIES AND
              STOCKHOLDERS' EQUITY ............................................   $ 238,868             $ 372,105
                                                                                  =========             =========


                             See accompanying notes.


                         ONE TOUCH COMMUNICATIONS, INC.
                              STATEMENTS OF INCOME
                     Years Ended December 31, 1999 and 1998


                                                                   1999               1998
                                                                   ----               ----

Revenue ..................................................    $ 1,186,383        $   914,682

Cost of services .........................................        266,606            218,950
                                                                ---------         ----------
         Gross profit ....................................        919,777            695,732

Operating expenses

         Salaries and benefits ...........................        341,031            292,623
         General and administrative ......................        170,402            156,085
         Rent expense ....................................         49,770             51,335
         Selling and marketing ...........................         13,840             14,694
                                                                ---------         ----------
         Total operating expenses ........................        575,043            514,737
                                                                ---------         ----------
         Net income from operations ......................        344,734            180,995

Other income (expense)
         Interest expense ................................        (15,268)           (25,267)
         Other income ....................................         34,918             25,979
                                                                ---------         ----------
         Net other income ................................         19,650                712
                                                                ---------         ----------
Net income ...............................................    $   364,384        $   181,707



                             See accompanying notes.



                                          ONE TOUCH COMMUNICATIONS, INC.
                                        STATEMENTS OF STOCKHOLDERS' EQUITY
                                      Years Ended December 31, 1999 and 1998



                                                Common Stock             Additional
                                           -----------------------         Paid-in        Retained          Treasury
      Balance                              Class A         Class B         Capital        Earnings            Stock          Total
      -------                              -------         -------       ----------       --------          --------         -----

December 31, 1997 ...............           9,000           1,000           7,200         203,485             (200)         220,485

Net Income ......................               0               0               0         181,707                0          181,707

Distributions ...................               0               0               0        (210,000)               0         (210,000)

December 31, 1998 ...............           9,000           1,000           7,200         175,192             (200)         192,192

Net Income ......................               0               0               0         364,384                0          364,384

Distributions ...................               0               0               0        (426,957)               0         (426,957)

December 31, 1999 ...............           9,000           1,000           7,200         112,619             (200)         129,619


                                          ONE TOUCH COMMUNICATIONS, INC.
                                             STATEMENTS OF CASH FLOWS
                                      Years Ended December 31, 1999 and 1998

                                                                                     1999                   1998
                                                                                     ----                   ----
Cash flows from operating activities:
     Net income ................................................................ $ 364,384              $ 181,707
     Adjustments to reconcile net income to net cash
     provided by operating activities
         Depreciation and amortization .........................................    92,377                 93,615
         Gain on disposal of assets ............................................   (13,061)                (4,323)
         Decrease (increase) in accounts receivable ............................     5,309                 (4,755)
         Decrease (increase) in other current assets ...........................    13,252                  5,820
         Increase in deposits ..................................................    (9,927)                  (547)
         Increase (decrease) in accounts payable ...............................    (9,171)                 5,206
                                                                                 ---------              ---------

Net cash provided by operating activities ......................................   443,163                276,723
                                                                                 ---------              ---------

Cash flows from investing activities:
     Additions to property and equipment .......................................   (12,790)              (110,817)
     Proceeds from disposal of assets ..........................................    47,410                 67,710
                                                                                 ---------              ---------

         Net cash provided (required) by investing activities ..................    34,620                (43,107)
                                                                                 ---------              ---------

Cash flows from financing activities:
     Repayment of capital lease obligations ....................................   (40,239)               (34,252)
     Increase (decrease) in due from officer ...................................    20,773                (12,023)
     Principal payments on long-term debt ......................................   (29,750)               (18,494)
     Distributions to shareholders .............................................  (426,957)              (210,000)
                                                                                 ---------              ---------

         Net cash required by financing activities .............................  (476,173)              (274,769)
                                                                                 ---------              ---------
         Net increase (decrease) in cash .......................................     1,610                (41,153)

Cash, beginning of year ........................................................     5,125                 46,278
                                                                                 ---------              ---------

Cash, end of year .............................................................. $   6,735                  5,125
                                                                                 =========              =========

Supplemental disclosure of cash flow information:

     Cash paid during the year for interest .................................... $  15,268              $  25,267
                                                                                 =========              =========

     Noncash investing and financing activities:
         Equipment purchased under capital lease obligations ................... $   8,496              $  24,000
                                                                                 =========              =========

                             See accompanying notes.

                          NOTES TO FINANCIAL STATEMENTS
                           December 31, 1999 and 1998

NOTE A - NATURE OF BUSINESS

The Company was incorporated in the state of Georgia on November 25, 1995. The Company operates a telecommunication business in Raleigh, North Carolina.

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Management Estimates

     The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents

     The Company considers all highly liquid investments with maturity dates of three months or less to be cash equivalents.

Receivables

     The Company uses the allowance method to provide for recognition of bad debt. As of December 31, 1999 and 1998, the allowance for doubtful accounts amounted to $15,000.

Property and Equipment

     Property and equipment are stated at cost. Maintenance and repairs are charged to expense as incurred, and renewals and betterments are capitalized. Provisions for depreciation are charged to income over the estimated useful lives of the assets using the straight-line method of depreciation. The estimated useful lives are as follows:

          Computer equipment and pagers                        3 years
          Equipment and vehicles                               5 years
          Furniture and fixtures                               7 years

Revenue

     Revenue from sales and service is recognized when the service is delivered.

Advertising Costs

     The Company expenses advertising costs as they are incurred.

Income Taxes

The Company has elected to be taxed as an S Corporation; therefore, the income tax obligations and benefits are passed through to the individual shareholders.

NOTE B - SUMMARY OF SIGNIFICANT  ACCOUNTING  POLICIES  (continued)

The Value of Financial Instruments

The carrying amounts of cash, receivables, and payables approximate fair value because of the short maturity of these instruments.

NOTE C - PROPERTY AND EQUIPMENT

At December 31, 1999 and 1998, property and equipment consisted of:

                                                       1999             1998
                                                       ----             ----

         Equipment                                  $246,449         $246,449
         Pagers                                       75,744           68,291
         Computer equipment                           31,812           20,603
         Vehicles                                     28,000           81,168
         Furniture and fixtures                       13,448           13,448
                                                      ------           ------
                                                     395,453          429,959
         Less accumulated depreciation              (221,760)        (150,826)
                                                    --------         --------
                                                    $173,693         $279,133

At December 31, 1999 and 1998 equipment includes equipment under capital leases amounting to $213,866 and $205,370 with accumulated amortization of $118,655 and $76,165, respectively.

NOTE D - NOTES PAYABLE

At December 31, 1998, the Company had an 8.5% note payable to a financial institution with $26,238 outstanding balance. The note was collateralized by a vehicle. In addition, the Company had an 8% note payable to a vendor with a remaining balance of $3,512. Both notes were paid in their entirety during 1999.

NOTE E - RELATED PARTY TRANSACTIONS

As of December 31, 1998 the Company had outstanding advances of $20,773 due from a shareholder. This amount was repaid during 1999.

During 1999 the Company sold a vehicle to a shareholder for its net book value of $3,691.

NOTE F - LEASE OBLIGATIONS

The following is a schedule of future minimum rentals of equipment under capital leases, together with the present value of the net minimum lease payments as of December 31, 1999:

        Year ending
        -----------
           2000                                              $ 64,119
           2001                                                40,956
           2002                                                11,785
           2003                                                 5,531
           2004                                                   188
                                                             --------

           Total minimum lease payments                      $122,579
           Less amount representing interest                  (16,259)
                                                             --------
           Present value of minimum lease payments           $106,320
                                                             ========

The Company leases office space under a non-cancelable operating lease which expires in May 2001. The lease provides for a three year renewal option. Minimum rents due under this agreement are as follows:

        Year ending
        -----------
          2000                                               $ 50,061
          2001                                                 21,115

      The Company subleases a portion of its office space on a month to month basis. Rent income for 1999 and 1998 amounted to $21,405 and $20,892, respectively.

NOTE  G - SEGMENT INFORMATION

The Company's activities are conducted in one operating segment with all activities relating to providing telecommunication services in the Raleigh, North Carolina area.

NOTE  H - SUBSEQUENT EVENTS

Effective January 5, 2000 the Company sold substantially all of its assets and operations to Multi-Link Telecommunications, Inc. One Touch Communications, Inc. then changed its name to E&D, Inc. Current plans are to liquidate E&D, Inc. by December 2000.

NOTE I - PENDING ACCOUNTING PRONOUNCEMENTS

In June 1998, the Financial Accounting Standards Board issued SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities. As amended by SFAS No. 137, the effective date is for all fiscal quarters of all fiscal years beginning after June 15, 2000. This Statement establishes accounting and reporting standards for derivative instruments and hedging activities. Management does not believe that the adoption of this statement will be material to the financial statements.

                      MULTI - LINK TELECOMMUNICATIONS, INC.
                          HELLYER COMMUNICATIONS, INC.
                                       and
                         ONE TOUCH COMMUNICATIONS, INC.
                                  INTRODUCTION


The accompanying unaudited pro forma combining, condensed balance sheet combines the balance sheet of Multi - Link Telecommunications, Inc. ('the Company") as at September 30, 1999, the balance sheet of Hellyer Communications, Inc. ('Hellyer') as at October 31, 1999 and the balance sheet of One Touch Communications, Inc. ('One Touch') as at December 31, 1999.

The accompanying unaudited pro forma combining, condensed statement of operations combine the operations of the Company for the year ended September 30, 1999, the operations of Hellyer for the year ended October 31, 1999 and the operations of One Touch for the year ended December 31, 1999 as if the acquisitions had been completed at the beginning of the period presented under the purchase method of accounting and based upon the assumptions as included in the notes to the proforma statements.

These statements are not necessarily indicative of future operations or the actual results that would have occurred had the merger been consummated at the beginning of the period indicated.

The unaudited pro forma combined, condensed financial statements should be read in conjunction with the historical financial statements and notes thereto, included elsewhere in the document.

                      MULTI - LINK TELECOMMUNICATIONS, INC.
                          HELLYER COMMUNICATIONS, INC.
                                       and
                         ONE TOUCH COMMUNICATIONS, INC.
                NOTES TO PROFORMA COMBINING, CONDENSED FINANCIAL
                                   INFORMATION

HELLYER COMMUNICATIONS, INC.

(A) To reflect the cash purchase consideration for the acquisition of the business and assets of Hellyer Communications, Inc ('Hellyer') allocated as the partial repayment of Hellyer's Notes Payable and Accounts Payable and acquisition costs.

(B) To reflect the write down of assets acquired from Hellyer to fair market value in respect of property improvements that will not be transferred with the existing business, equipment that will need to be replaced shortly after the acquisition because of technical obsolescence and office furniture in excess of ongoing requirements.

(C) To reflect the transfer of deferred acquisition costs to the value of goodwill arising on the acquisition of the Hellyer business.

(D)  To reflect the value of:

                    1) Consultancy and non-compete agreements acquired on the acquisition of Hellyer in consideration of the issue of 150,000 shares in Multi - Link Telecommunications, Inc ('the Company').

                    2) Goodwill arising on the acquisition of the Hellyer business.

     (E, F, G H) To reflect the write down of Accounts Payable, Accrued Costs and Notes Payable agreed to by the Creditors of Hellyer as part of the terms and conditions of the acquisition of the Hellyer business.

(I)  To reflect the impact of the above transactions on shareholders' equity

(J) To reflect the costs of amortizing the consultancy agreement (2 years), non-compete agreement (5 years) and goodwill (15 years).

(K) To reflect the impact of the reduction interest expense arising from the agreed write off Hellyer Notes Payable.

(L) To reflect the impact of the issue of 150,000 shares in the Company for the acquisition of Consultancy and Non Compete agreements.

ONE TOUCH COMMUNICATIONS, INC.

(M) To reflect the cash purchase consideration for the acquisition of the business and assets of One Touch Communications, Inc. allocated as repayment of lease commitments, both current and long-term, payment of certain purchase commitments for fixed assets and purchase consideration.

(N) To revalue assets to fair market value and reflect the purchase of fixed assets which One Touch was committed to purchase at year-end.

(O) To reflect the value of goodwill arising on the acquisition of the One Touch business.

(P)  To  reflect  the  repayment  of  all  of  One  Touch's   outstanding  lease
     liabilities at closing.

(Q) The reflect the net impact of issuing $2,020,000 equity as partial consideration for the acquisition of the business and assets of One Touch less the elimination of the existing shareholders equity in the 'old' One Touch business.

(R) To reflect the cost of amortizing goodwill on the acquisition of the One Touch business over fifteen year.

(S) To reflect the reduction in interest expense arising from the repayment in full of all of One Touch's leasing liabilities at closing.

(T) To reflect the impact of the issue of 246,718 shares in the Company issued as part of the purchase consideration for the acquisition of the One Touch business and assets.

         MULTI - LINK TELECOMMUNICATIONS, INC., HELLYER COMMUNICATIONS, INC. AND ONE TOUCH COMMUNICATIONS, INC.
                                       PROFORMA, COMBINED, CONDENSED BALANCE SHEET
                                                AS AT SEPTEMBER, 30 1999
                                                       (UNAUDITED)

                                                        Multi-Link                Hellyer              One Touch
                                                  Telecommunications, Inc    Communications, Inc   Communications, Inc
ASSETS                                            -----------------------    -------------------   --------------------

Current Assets
Cash and cash equivalents .........................   $   512,617              $    26,698           $     6,735
Marketable securities, current ....................     3,397,002                        0                     0
Accounts receivable ...............................       265,419                   63,960                40,651
Inventory .........................................             0                   22,389                     0
Prepaid expenses ..................................        51,234                        0                17,789
                                                      -----------              -----------           -----------
                                                        4,226,272                  113,047                65,175

Marketable Securities .............................       386,357                        0                     0
                                                      -----------              -----------           -----------

Property and Equipment, net .......................     1,184,653                1,686,136               173,693


Other Assets:
Deferred financing and offering costs .............       159,430                        0                     0
Intangible assets, less amortization ..............       715,882                        0                     0
                                                      -----------              -----------           -----------
Total Assets ......................................   $ 6,672,594              $ 1,799,183           $   238,868

LIABILITIES AND STOCKHOLDER"S EQUITY

Current Liabilities
Accounts payable ..................................   $   117,373              $ 1,576,659           $     2,929
Accrued expenses ..................................        50,647                1,244,470                     0
Deferred revenue ..................................       164,091                  155,956                     0
Notes payable - related parties, current portion ..        17,569                        0                     0
Notes payable and current portion .................       160,424                1,353,155                44,117
of long term debt
                                                      -----------              -----------           -----------
Total current liabilities .........................       510,104                4,330,240                47,046

Long - Term Debt, less current portion ............       341,011                1,479,503                62,203

Stockholders' Equity ..............................     5,821,479               (4,010,560)              129,619
                                                      -----------              -----------           -----------
Total Liabilities and Stockholders' Equity ........   $ 6,672,594              $ 1,799,183           $   238,868



                                      17(a)



                                                          Hellyer                One Touch
                                                         Pro Forma                Pro Forma            Pro Forma
                                                        Adjustments              Adjustments            Combined
                                                        -----------              -----------           ---------
Cash and cash equivalents .........................   $         0              $         0          $    546,050
Marketable securities, current ....................    (1,057,000) (A)          (1,125,520) (M)        1,214,482
Accounts receivable ...............................             0                        0               370,030
Inventory .........................................             0                        0                22,389
Prepaid expenses ..................................             0                        0                69,023
                                                      -----------              -----------           -----------
                                                       (1,057,000)              (1,125,520)            2,221,974

Marketable Securities .............................             0                        0               386,357

Property and Equipment, net .......................      (428,105) (B)             153,507 (N)         2,769,884

Other Assets:
Deferred financing and offering costs .............       (50,000) (C)                   0               109,430
Intangible assets, less amortization ..............     2,883,987  (D)           2,756,074 (O)         6,355,943
                                                      -----------              -----------           -----------
Total Assets ......................................   $ 1,348,882              $ 1,784,061           $11,843,588

LIABILITIES AND STOCKHOLDER"S EQUITY

Current Liabilities
Accounts payable ..................................   ($1,159,915) (E)                    0          $   537,046
Accrued expenses ..................................      (790,472) (F)                    0              504,645
Deferred revenue ..................................             0                         0              320,047
Notes payable - related parties, current portion ..             0                         0               17,569
Notes payable and current portion .................    (1,263,155) (G)              (44,117) (P)         250,424
of long term debt
                                                      -----------               -----------          -----------
Total current liabilities .........................    (3,213,542)                        0            1,629,731

Long - Term Debt, less current portion ............      (464,031) (H)              (62,203) (P)       1,356,483

Stockholders' Equity ..............................     5,026,455  (I)            1,890,381  (Q)       8,857,374
                                                      -----------               -----------          -----------
Total Liabilities and Stockholders' Equity ........   $ 1,348,882               $ 1,828,178          $11,843,588




      See Accompanying Notes to Combining, Condensed Financial Information.



                                      17(b)


         MULTI - LINK TELECOMMUNICATIONS, INC., HELLYER COMMUNICATIONS, INC. AND ONE TOUCH COMMUNICATIONS, INC.
          PROFORMA, COMBINED, CONDENSED STATEMENT OF OPERATIONS FOR THE TWELVE MONTHS ENDED SEPTEMBER 30, 1999
                                                       (UNAUDITED)

                                                        Multi-Link                Hellyer              One Touch
                                                  Telecommunications, Inc    Communications, Inc   Communications, Inc
                                                  -----------------------    -------------------   --------------------

Net Revenues .......................................   $  2,217,468          $  8,789,124          $  1,186,383

Cost of Services and Products ......................        410,623             3,181,876               266,606

Gross margin .......................................      1,806,845             5,607,248               919,777

Operating expenses .................................      1,215,256             9,774,454               540,125

Operating Income (loss) ............................        591,589            (4,167,206)              379,652

Interest expense ...................................       (200,330)             (389,531)              (15,268)
                                                       ------------           -----------           -----------

Net Income (loss) ..................................   $    391,259          ($ 4,556,737)         $    364,384


Net Income (loss) Per Common Share:

          Basic ....................................   $       0.18                n/a                 n/a

          Diluted ..................................   $       0.16                n/a                 n/a

Weighted Average Number of Shares:

          Basic ....................................      2,203,992

          Diluted ..................................      2,400,075

                                                          Hellyer                One Touch
                                                         Pro Forma                Pro Forma            Pro Forma
                                                        Adjustments              Adjustments            Combined
                                                        -----------              -----------           ---------

Net Revenues .......................................   $          0           $          0          $ 12,192,975

Cost of Services and Products ......................              0                      0             3,859,105

Gross margin .......................................              0                      0             8,333,870

Operating expenses .................................        229,297 (J)            183,738 ( R)       11,942,871

Operating Income (loss) ............................       (229,297)              (183,738)           (3,609,001)

Interest expense ...................................        138,862 (K)             15,268 (S)          (450,998)
                                                       ------------            -----------           -----------

Net Income (loss) ..................................   ($    90,435)          ($   168,470)         ($ 4,059,999)


Net Income (loss) Per Common Share:

          Basic ....................................            n/a                n/a              ($      1.56)

          Diluted ..................................            n/a                n/a              ($      1.56)

Weighted Average Number of Shares:

          Basic ....................................        150,000 (L)            246,718 (T)         2,600,710

          Diluted ..................................        150,000 (L)            246,718 (T)       2,600,710


      See Accompanying Notes to Combining, Condensed Financial Information

                                       18